UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC   20549



                          CURRENT REPORT


                            FORM 8-K/A
                         Amendment No. 1


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


                         January 31, 2002
         Date of Report (Date of earliest event reported)



    DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
      (Exact name of registrant as specified in its charter)

                            Wisconsin
          (State or other jurisdiction of incorporation)

                             0-21455
                     (Commission File Number)

                            39-1518732
                (IRS Employer Identification No.)

                   250 Patrick Blvd, Suite 140
                   Brookfield, WI   53045-5864
        (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code:(262)792-9200

ITEM 2:   Acquisition or Disposition of Assets.

This Amendment is being filed to include the required pro forma financial information that was not prepared as of the original filing date.

On January 31, 2002 Decade Companies Income Properties, a Limited Partnership, (the "Partnership") sold The Meadows II (Phases II, III & IV) Apartments located at 225 Thompson Drive in the city of Madison, county of Dane, Wisconsin (the "Property") in a transaction that was structured so as to qualify as a like-kind exchange under Section 1031 of the Internal Revenue Code. In the transaction, the Partnership transferred the property to Associated Bank Milwaukee, a ("Qualified Intermediary"), who in turn transferred the property to T.P. Meadows Apartments, LLC. The purchase price of $15,956,436 was paid in cash at the closing pursuant to an Option to Purchase the Property dated September 10, 2001. The net proceeds of approximately $6.7 million (after pay-off of the mortgage of approximately $8.9 million, fees, adjustments and related expenses) are being held by the Qualified Intermediary pursuant to the terms of the Exchange Agreement between the Partnership and the Qualified Intermediary and are intended to be used for the acquisition of a replacement property.

The foregoing description of the sale of the Property does not purport to be complete and is qualified in its entirety by reference to the agreements between the parties, copies of which were filed as Exhibits to the Current Report on Form 8-K filed February 15, 2002.

This Form 8-K/A amends the Current Report on Form 8-K filed
February 15, 2002 to include Item 7(b) pro forma financial information.

ITEM 7: Financial Statements and Exhibits.

(b) Pro forma financial information

The following pro forma financial information is filed as Exhibit
99.1 and is incorporated herein by reference:

  Pro forma condensed balance sheet as of December 31, 2001.
  Pro forma condensed statement of income for the year ended
  December 31, 2001.
  Notes to pro forma financial information.

(c) Exhibits

See Exhibit Index following the Signature Page of this report, which is incorporated herein by reference.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      Decade Companies Income Properties,
                        A Limited Partnership
                         (Registrant)

                       By: Decade Companies
                            (General Partner of the Registrant)


Date: March 21, 2002       By: /s/ Jeffrey Keierleber
                               Jeffrey Keierleber,
                               Principal Executive
                                  Officer and Principal Financial
                                  and Accounting Officer of the
                                  Registrant
                               (Duly authorized to sign on
                                behalf of the Registrant)

   DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
                       (the "Registrant")
                 (Commission File No. 0-21455)

                         EXHIBIT INDEX
                    FORM 8-K CURRENT REPORT
                Date of Report: January 31, 2002

Exhibit                                                  Filed
Number                Description                   Herewith

99.1             Pro forma condensed balance sheet
              as of December 31, 2001. (Statement 1)    X

            Pro forma condensed statement of
              Income for the year ended
              December 31, 2001. (Statement 2)

            Notes to pro forma financial
              information. (Statement 3)

                           STATEMENT 1

    DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP

                 PRO FORMA CONDENSED BALANCE SHEET

                            31-Dec-01
                           (UNAUDITED)


On January 31, 2002 the Partnership disposed of The Meadows II Apartments by transferring it to T.P. Meadows Apartments LLC for an exchange value of $15,956,436. Proceeds from this transaction were used to retire the outstanding mortgage note of $8.8 million and pay closing costs. The net proceeds were placed into an exchange escrow account to be used to acquire another replacement property.

The Pro Forma Balance Sheet gives effect to the transaction as if it was consummated as of December 31, 2001. The Pro Forma
Presentations shows the possible scope of the change in the historical financial position caused by the transaction.

                       PRO FORMA ADJUSTMENTS

                                        SALE OF
                      HISTORICAL      MEADOWS II    PRO FORMA

Assets

Cash and cash
 equivalents               $ 3,183,319                  $3,183,319
Tax Escrow Deposit              21,331                      21,331
Exchange Escrow                 0     $6,662,575    6,662,575
Prepaid Expenses and
 other assets                  262,112        (10,239)     251,873
Investment Properties
 at cost                    33,340,866    (11,629,349)  21,711,517
Less: Accumulated
 Depreciation              (11,740,000)     4,952,618   (6,787,382)
Debt Issue Costs,
 Net of Amortization      411,643        (80,460)     331,183

Total Assets                25,479,271       (104,855)  25,374,416

Liabilities and Partners' Capital

Liabilities
Accounts Payable
 and Accrued Taxes             328,328       (263,714)      64,614
Tenants' security
 deposits                      130,628        (54,539)      76,089
Distributions Payable     167,467                     167,467
Accrued interest payable        17,490                      17,490
Sales Commission
 Payable - Affiliate            0        478,693      478,693
Payables to Affiliates         945,252         65,959    1,011,211
Mortgage Notes Payable      27,598,920     (8,801,838)  18,797,082
Total Liabilities           29,188,085     (8,575,439)  20,612,646

Partners' Capital
General Partner           (95,661)        84,706      (10,955)
Limited Partners       (3,613,153)     8,385,878    4,772,725
Total Partners' Equity      (3,708,814)     8,470,584    4,761,770
Total Liabilities and
 Partners' Equity           25,479,271       (104,855)  25,374,416

See notes to Pro Forma Financial Statements

                           STATEMENT 2
    DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP

             PRO FORMA CONDENSED STATEMENT OF INCOME

               FOR THE YEAR ENDED DECEMBER 31, 2001

                           (UNAUDITED)

On January 31, 2002 the Partnership disposed of The Meadows II Apartments by transferring it to T.P. Meadows Apartments, LLC for an exchange value of $15,956,436. The net proceeds from this transaction were placed into an escrow account to be used to acquire a qualified replacement property.

The pro forma condensed statement of income gives effect to the transaction as if it were consummated as of January 1, 2001. The Pro Forma presentation shows the possible scope of the change in the historical results of operations by presenting the income
(loss) from continuing operations without Meadows II. The gain on the sale of The Meadows II Apartments is not reflected in the pro forma information.

                                PRO FORMA
                 HISTORICAL     ADJUSTMENTS    PRO FORMA

Operating Revenue     $6,993,384     $(2,283,316)   $4,710,068
Operating Expenses    (3,788,429)     1,217,777     (2,570,652)

Net Operating
  Revenue              3,204,955     (1,065,539)     2,139,416

Interest Expense (2,045,518)       490,800     (1,554,718)
Depreciation          (1,046,892)       386,199       (660,693)
Net income (loss)
 from investment
 property                112,545       (188,540)       (75,995)
Interest income     126,393                       126,393
Other interest
  expense                (28,588)                      (28,588)
Partnership
  Management
  Expense               (193,730)                     (193,730)
Net income (loss)         16,620       (188,540)      (171,920)

Net income (loss)
 attributable to
 General Partner        166         (1,885)        (1,719)

Net income (loss)
 per Limited
 Partners                 16,454       (186,655)      (170,201)

                     16,620       (188,540)      (171,920)

Weighted average
 of Limited Partner
 Interests
 outstanding           13,398.40      13,398.40      13,398.40
Net Income (Loss)
 per Limited Partner
 Interest                   1.23         (13.93)        (12.70)

See Notes to Pro Forma Financial Statements

                           Statement 3

                Decade Companies Income Properties
             Notes to Pro Forma Financial Statements

                        December 31, 2001

Notes to Pro Forma Financial Statements under Rule 11.02(b)

The following notes describe the assumptions involved in the Pro
Forma Financial Statements.

A. The historical Balance Sheet and Statement of Income figures are based on the audited financial statements as of December 31, 2001 and for the year then ended.

B.     These adjustments reflect the disposition of Meadows II
       Apartments for an exchange value of $15,956,436. Proceeds from this transaction were used to retire the outstanding $8.8 million mortgage note and pay closing costs, with the balance placed into an Exchange Escrow Account.

C. A sales commission of $478,693 (3% of the exchange value of $15,956,436) has been accrued as payable to an affiliate of the General Partner. Actual payment is subordinated as set forth in the Agreement of Limited Partnership.

D. The Statement of Income shows adjustments to eliminate the actual revenue and expenses in connection with operating
       Meadows Apartments for the year ended December 31, 2001.